Impairment of Long-lived Assets	12 Months Ended
Dec. 31, 2016
Impairment of Long-lived Assets [Abstract]
Impairment of Long-lived Assets
IMPAIRMENT OF LONG‑LIVED ASSETS
Whenever events or circumstances indicate that the carrying value of long‑lived assets may not be recoverable, the Company reviews the carrying value of long‑lived assets, such as property and equipment and other assets to determine if they are recoverable. If any long‑lived assets are determined to be unrecoverable, an impairment expense is recorded in the period. Asset recoverability is estimated using undiscounted future net cash flows at the lowest identifiable level, excluding interest expense and one‑time other income and expense adjustments. The Company determined the lowest level of identifiable cash flows to be at the asset group level, which consists of hydraulic fracturing, cementing, acidizing, coil tubing, flowback, Permian drilling, and surface drilling.
In 2016, the gradual shift from vertical to horizontal drilling rigs in the Permian Basin has led to the deterioration in utilization of our Permian drilling rigs, and we expect undiscounted future cash flows to be lower than the carrying value of the Permian drilling assets. Given that the carrying value of the Permian drilling assets may not be recoverable, the Company estimated the fair value of the asset group and compared it to its carrying value. Potential impairment exists if the estimated undiscounted future net cash flows for a given asset group is less than the carrying amount of the asset group. The impairment expense is determined by comparing the estimated fair value with the carrying value of the related asset, and any excess amount by which the carrying value exceeds the fair value is recorded as an impairment expense in the period. The estimated fair value of the Permian drilling asset group of $8.7 million was determined using the market approach, which represents a level 2 in the fair value measurement hierarchy. Our fair value estimates required us to use significant other observable inputs including assumptions related to replacement cost, among others. An impairment expense of $6.3 million was recorded in 2016 as the carrying value of the Permian drilling asset group of $15.0 million was greater than its estimated fair value. All other assets groups were determined to be recoverable.
In 2015, the asset groups identified to have impairment were Permian drilling and acidizing, with estimated fair values of approximately $18.8 million and $6.3 million, respectively. The estimated fair value of the Permian drilling and acidizing asset groups was determined using the cost approach, which represents a level 2 in the fair value measurement hierarchy. During the year ended December 31, 2015, the impairment expense for Permian drilling and acidizing was $28.6 million and $8 million, respectively.